UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  August 9, 2012 (July 1, 2012)

Q Lotus Holdings, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-52595	14-1961383
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

500 North Dearborn Street, Suite 605, Chicago, IL 60654

(Address of principal executive offices, including Zip Code)

Registrant's telephone number, including area code:  (312) 379-1800

_________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01       Entry into a Material Definitive Agreement.

On July 10, 2012, Q Lotus Holdings, Inc. (the “Company”) entered into a Partnership Agreement (the “Partnership Agreement”) with Q Lotus Holdings Ltd, a company registered in Hong Kong (“Q Lotus HK”) whereby the Company shall issue up to a face value of up to $3,000,000,000 in collateralized corporate notes (each a “Note” and, collectively, the “Notes”) for the benefit of Tan Chong Yang, Terrence. Initially the company shall issue Notes in the amount of $1,000,000,000 (the “Initial Notes”). Tan Chong Yang, Terrence shall raise between $70,000,000 and $75,000,000 by pledging the Initial Notes as collateral.

Pursuant to the Partnership Agreement, on July 30, 2012 the Company entered into a Collateral Agreement with U.S. Bank, National Association, ("U.S. Bank"), as collateral agent (“Collateral Agent”), dated as of July 1, 2012, and granted U.S. Bank a first lien security interest, ("the Security Interest"), in any and all income, profits, commissions, economic interest, accessions, derivatives and proceeds due to the Company, directly or indirectly, pursuant to its interest in certain silca mining claims (the “Claims”), including without limitation, all accounts receivable, good will, work in process, and all presently existing and future proceeds and products of, accessions to, and security to interests in the Claims.

On July 30, 2012 the Company issued two Notes each in the amount of $500,000,000 and paying interest at a rate of 6.25% per annum and subject to redemption at 101% of the value of each Note plus any accrued interest thereon. In connection with the issuance of the Notes, the Company entered into a Trust Indenture (the “Trust Indenture”) with U.S. Bank appointing U.S. Bank the Trustee (the “Trustee”) to receive, hold, invest and disburse the trust estate related to the issuance of the Notes and to perform certain other functions, including those of paying agent and with respect to the note register subject to the terms and conditions of the Trust Indenture, and (b) appointing U.S. Bank to serve as Collateral Agent under the Collateral Agreement, all as provided in the Trust Indenture and in the Collateral Agreement, subject to the terms and conditions of the Trust Indenture and the Collateral Agreement.

The descriptions of the Collateral Agreement, the Trust Indenture and the Notes contained in this Item 1.01 are summaries and are qualified in their entirety by reference to the copies of the Collateral Agreement, the Trust Indenture and the Notes that are attached hereto as an exhibits, and which are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 hereof is incorporated herein by reference.

Item 9.01       Financial Statements And Exhibits.

(c)           Exhibits.

10.44	Collateral Agreement, dated as of July 1, 2012, between the Registrant and U.S. Bank, National Association.

10.45	Trust Indenture, dated of July 30, 2012, between the Registrant and U.S. Bank, National Association.

10.46	Secured Note R1 in the amount of $500,000 due July 30, 2025 with an interest rate of 6.25%.

10.47	Secured Note R2 in the amount of $500,000 due July 30, 2025 with an interest rate of 6.25%.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Q LOTUS HOLDINGS, INC.
(Registrant)

Date: August 9, 2012	By:	/s/ Gary A. Rosenberg
Gary A. Rosenberg
Chief Executive Officer